SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

DWS Global Macro Fund
DWS Global Income Builder Fund
DWS Global Income Builder VIP
The following information is added to the disclosure contained in Part I: APPENDIX I-I or Part I: Appendix I-H, as applicable, headed “INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” in each fund’s Statement of Additional Information:
Structured Notes (including Equity-Linked Notes (ELNs))
The following disclosure is added for each fund under the “Part II: Appendix II-G — Investments, Practices and Techniques, and Risks” section of the fund’s Statement of Additional Information:
Structured Notes (including Equity-Linked Notes (ELNs)). Structured notes are hybrid debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. ELNs are a type of structured note that have their principal and/or interest based on the performance of a single equity security, a basket of equity securities, or an equity index. ELNs may be designed to provide for protection of principal in exchange for limited participation in the appreciation of the underlying equity securities or equity index, or may not be principal protected. In addition, ELNs may be leveraged or unleveraged, and may trade on a securities exchange, on over-the-counter markets or through privately negotiated transactions. Because ELNs are structured to seek the characteristics of the underlying equity securities or equity index with written call options or put options, the fund may not benefit fully from an increase in value of the underlying instrument. Correlation between the price of an ELN and the underlying instruments may be imperfect. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.
The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities. Structured notes are also subject to counterparty risk, which is the risk that the issuer of the structured note will default on its commitments. Structured notes, including ELNs, based on underlying equity instruments have the risks inherent in the underlying equity instruments, including market risk, but are also exposed to risks applicable to debt instruments, such as credit risk and interest rate risk.
The federal income tax treatment of a structured note will depend on the particular features of the structured note and in some cases may be uncertain. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a fund characterizes and treats structured notes for federal income tax purposes.
Please Retain This Supplement for Future Reference
December 20, 2022
SAISTKR22-01